UNITED STATES
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Washington, D.C. 20549
SCHEDULE 14A

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On October 1, 2007, Thomas Weisel Partners issued a press release announcing it will be conducting presentations to individual institutional investors during the week of October 1-5, 2007 and thereafter. A copy of the presentation materials to be utilized during these presentations was posted to the Thomas Weisel Partners website on October 1, 2007 and a copy of those presentation materials is set forth below.

Presentation Materials Posted to Thomas Weisel Partners Website on October 1, 2007

Thomas Weisel Partners
to Acquire
Westwind Partners
Presentation to Investors
October 2007

Cautionary Note and Safe Harbor Statement
Forward Looking Statements.  This presentation contains forward-looking statements that are subject to known and unknown risks, uncertainties and other factors which may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements.
These forward-looking statements were based on various factors and were derived utilizing numerous assumptions and other factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, Thomas Weisel Partners Group, Inc.’s (“TWPG’s”) and Westwind Capital Corporation’s (“Westwind’s”)
ability to complete the transaction in a timely manner or at all, implement their strategic initiatives and achieve the expected benefits of the transaction, integrate their operations and retain their professionals, as well as competitive, economic, political, and market conditions and fluctuations, government and industry regulation, other risks relating to the transaction, including the effect of the announcement of the transaction on the companies’ business relationships, operating results and business generally and other factors, including those that are described under the caption “Risk Factors” in TWPG's  Annual Report on Form 10-K for the year ended December 31, 2006 and other periodic reports filed by TWPG with the SEC thereafter
(“Exchange Act Reports”).  Most of these factors are difficult to predict accurately and are generally beyond TWPG’s or Westwind’s control. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein and readers are cautioned not to place undue reliance on forward-looking statements. For any forward-looking statements contained herein, TWPG claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
Analyst Estimates.  This presentation includes sell-side analyst estimates regarding the future financial performance of TWPG, which estimates were not prepared by TWPG.  Analyst estimates are given as of the date of their publication and are subject to change by the publishing analysts.  Analyst estimates are forward-looking in nature and should only be considered in the context of the full text of the related research reports of the publishing analysts and risk factors such as those described above under “Forward Looking Statements”.
Historical Results and Non-GAAP Financial Measures.  This presentation includes historical financial results.  Actual results in the future may differ materially from historical results and historical results should not be considered as an indication of future performance. To supplement TWPG’s financial results presented in accordance with GAAP, TWPG’s management uses certain non-GAAP measures, including measures of financial performance and liquidity. These non-GAAP measures should only be considered together with the corresponding
GAAP results reported herein and in TWPG’s Exchange Act Reports.  Further discussion and reconciliation of TWPG’s non-GAAP financial measures is included herein and in its
Exchange Act Reports.
Not a Proxy Solicitation. This news announcement is not a solicitation of a proxy from any stockholder of TWPG. TWPG intends to file with the SEC a proxy statement and other relevant documents to be mailed to stockholders in connection with the proposed transaction. TWPG URGES INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT
DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TWPG, WESTWIND AND THE PROPOSED
TRANSACTION. A definitive proxy statement will be sent to stockholders of TWPG seeking approval of the proposed transaction. When available, these materials and other documents filed with the SEC will be available free of charge at the SEC’s website, www.sec.gov. Thomas Weisel Partners and its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding directors and executive officers is available in the Annual Report on Form
10-K for the year ended December 31, 2006, and the Proxy Statement filed with the SEC on April 12, 2007. These documents are available on the SEC’s web site at www.sec.gov and at
www.tweisel.com.  Additional information regarding the interests of such potential participants will be included in the proxy statement to be filed with the SEC.
The information contained herein is as of September 28, 2007, unless otherwise noted.
Financial information stated herein is unaudited, unless otherwise noted.
                 TWPG does not assume any obligation to update the information contained herein in the future.

Transaction Overview
Thomas Weisel Partners Group, Inc. will acquire 100% of Westwind Capital
Corporation, the holding company of Westwind Partners
$146.7 million total equity value, based on the closing price of $14.51 on Friday, Sept
28th
$45.0 million cash
7.009 millionshares of TWPG (including shares of Canadian subsidiary exchangeable for TWPG shares)
The transaction is expected to close in January 2008
Closing is dependent upon standard approvals including Shareholder approval
TWPG shareholders holding 20% of TWP shares have committed to approve the transaction
Lionel Conacher, current President & CEO of Westwind, will become President of
TWPG
Expected 2008 impact of $100 million to $110 million in revenue and $0.17 to $0.25 to
Non-GAAP Diluted EPS (calculated off of current Wall Street analysts’ consensus)
Expected 2007 Pro Forma impact of $85 million to $90 million of revenue and $0.17 to
$0.21 to Non-GAAP Diluted EPS (calculated off of current Wall Street analysts’
consensus)
Senior
Management
Pro Forma Impact
Closing
Purchase Price
Transaction

Rationale
Expands TWP into two important industries – Energy and Mining
Sectors represent important “Tailwinds” in the global economy, where significant activity is occurring
Macro trends driving new exploration include price of oil, demand for commodities in Asia
Further diversifies TWP’s platform beyond US based consumer, healthcare and technology companies
TSX is the leading exchange for Energy and Mining companies
Global Diversification
Broadens TWP’s footprint into Canada
Adds banking to TWP’s existing London operation, expanding platform further into Europe
Establishes beachhead for further geographic expansion into Australia, Asia, and other areas of the world
Attractive Banking and Brokerage Opportunity
TWP’s brand and US distribution will augment Westwind’s banking efforts in Canada and Europe
Westwind’s brand will augment TWP’s Energy practice in US market
A larger research universe across more sectors will enhance TWP’s standing with current US brokerage accounts
Expands Canadian, US and European account list and expands non-resource sector exposure
Strong Cultural Fit
Gain 20 Seasoned Bankers

Independent institutional investment bank focused on growth companies in Energy, Mining, Technology,
Media & Entertainment, Real Estate and Special Situations
Offers equity research on Canadian and Internationally listed companies, strong trading capabilities and creative advice to corporations on M&A and financing transactions
Founded in 2002
108 employees
Headquartered in Toronto (73 employees)
Additional offices in Calgary (16 employees), London (16 employees), Montreal (3 employees)
Sector expertise includes
Mining:  approximately 50% of total revenue for the 6 months ended June 2007, 34 companies under coverage
Energy:  approximately 30% of total revenue for the 6 months ended June 2007;  53 companies under coverage
$74 million in revenue for last twelve months ended June 30, 2007, historic growth of 30% + per year
Overview of Westwind
Westwind Overview – Key Facts

Key Employee Additions
Lionel F. Conacher, President and CEO of Westwind, will assume the role of President of TWPG
Co-founder of Westwind Partners in January 2002
For the previous 15 years, held increasingly senior positions at investment banking firms in Toronto, New York and
London including Citigroup (London, New York and Toronto), Brookfield Asset Management and National Bank
Financial
Bachelor’s degree in Economics and Art History from Dartmouth College
Mr. Conacher’s role will include:
Member of Executive Committee
Responsible for managing integration of international businesses, overseeing international expansion, corporate development, and driving growth opportunities between the two firms, including by exploring the build out of
Energy and Mining sectors in the US
After an initial transition period of 6 to 24 months, functional heads of Banking, Sales, Trading and Research will report to Mr. Conacher
TWP also gains seasoned bankers with strong track records of advising growth companies and entrepreneurs in the Energy and Mining sectors, including:
Sales
Ross McMaster, Head of Sales
Alec Rowlands, Senior Mining Salesman
JP Veitch, Senior Calgary-based Salesman
Investment Banking
David Beatty, Co-Founder of Westwind, Head of Mining Practice
Kevin Tomlinson, Senior London-based Mining Banker and Geologist
Alex Wylie, Senior Domestic Energy Banker
Paul Colucci, Senior International Energy Banker

Institutional Brokerage
26 total professionals
16 in Toronto, 3 in Calgary, 7
  in London
Accounted for 75% of total
  revenue in 2006
Sector focused, providing
  Equity, M&A and Mezzanine
  Financing
Raised over US$17.0 billion
  in the last five years
Lead or co-lead in over 140
  transactions
M&A is historically between
   10% and 20% of banking
  revenue
14 analysts and 8 associates
Over 120 companies under
  coverage with an average
  market cap of $650 million
6 sectors covered
Energy accounting for
  43% of the coverage
  universe
Mining accounting for 28% of
  the coverage universe
12 professionals in sales and
10 in trading
Accounted for 23% of total
revenue in 2006
Access to over 400 global
accounts
Top 3 trader in over 20% of
companies under coverage
Investment Banking
Overview of Westwind
Research

Financing Growth Companies in Mining and Energy
Westwind focuses on banking early stage, high growth Energy and Mining companies with significant equity funding requirements
Many of Westwind clients are serial fundraisers – Energy and Mining exploration and development follows a similar pattern of investment, with companies requiring financing throughout the development stage
Westwind has become a “trusted advisor” with many repeat clients, advising on financings and ultimately M&A
Strategy of finding “venture” opportunities and funding these companies on the TSX, TSX-V and AIM markets
Core Practice
Initial Stage – Initial
Exploration Drilling
Seed (pre-IPO) Funding
Capital Need: $10M
Second Stage– Ongoing resource
definition and mine feasibility
Exploration and drilling
Capital Need:  $10M - $50MM
Third Stage– Mine
construction
Capital Need: $50MM -
$100MM
Final Stage – Production
and expansion
Typical Westwind Mining Client
M&A Candidates

Focuses on the Junior
and Intermediate North
American E&P market,
including Junior Oil
Sands
Active year to date in
this sector, with 87
Canadian E&P
transactions raising up
to $115MM depending
on the stage of
exploration
Average size of $33MM
Strong consolidation
trends and M&A
opportunities
Since ‘05, Westwind
has completed over 25
transactions raising
over $800MM
Canadian E&P
Oilfield Services
Oilfield services client
of Westwind have an
average market cap
ranging from $120MM -
$3BM – with an
emphasis on $100MM -
$800MM
Average size of
transaction $35 million
Since ‘05, Westwind
has completed over 20
transactions raising
over $1.5BN
International E&P
Recent focus area
Dedicated research
resources
Transactions in pipeline
in bio-diesel and wind
energy sectors
Alternative Energy
Overview of Energy Practice
Within the International
E&P sector, Westwind
focuses on the Junior
and Intermediate
companies in the sector
Run centrally out of
London office
Average size of
transaction in the
sector was $75 million
YTD 2007
Westwind has
completed 20
transactions in ‘05, ‘06
and YTD ‘07
Energy
Note:  Currency converted at .96 USD/CAD.

35
30
25
20
15
10
5
0
# of Deals
4
12
14
13
13
19
2005
2006
2007YTD
Total Lead Proceeds Raised
Total Non-Lead Proceeds Raised

Thomas Weisel Partners
10

Overview of Mining Practice
Westwind Mining Equity Financing Proceeds
Practice focused primarily on:
Traditional base (e.g. copper and nickel)  and precious
metals (e.g. gold, silver and platinum), diamonds and
uranium
Market cap range of $50 million to $1 billion with emphasis
on $100 million to $500 million
Early stage, high growth companies
Strict criteria for new clients
Emphasis on technical due diligence (site visits, leveraging in-house technical expertise)
Early success with bringing foreign (e.g. ASX-
Listed) mining companies to TSX
Providing access to deeper pool of capital
Wide range of international industry relationships
driven by nearly 100 years of industry expertise in
North America, Australia and Europe
Junior Mining Energy Growth – 55% Canada, 25% UK and
20% Australia
Key Highlights
Proceeds from Westwind-lead mining equity financings have
grown 5 fold from 2005 levels
The average deal size has also tripled over this time period
Approx. 60% of the financings were lead or co-lead mandates
Have led 3 out of 5 of the most important new gold mine
financings
Financed the 1st coal operation in South Africa
Average Lead
Deal Size:
$10.2 mm
$17.6 mm
$33.3 mm
$297 mm
$493 mm
$1,211 mm
Note:  Currency converted at .96 USD/CAD.

Bombay
4,867
LSE
3,308
Nasdaq
3,093
Tokyo
2,419
NYSE Group
2,210
Australia
1,919
Euronext
1,191
Other
21,911

Thomas Weisel Partners
11

The TSX Opportunity – Overview
TSX Group forms a world-leading exchange, with more mining and energy stocks listed on TSX exchanges than any other exchange
Approximately 40% of TSX’s market capitalization is represented by Mining and Energy stocks (approximately 80%
of the TSX venture exchange)
Energy and Mining are major drivers of the financings in 2007, accounting for 53% of all funds raised during the first two quarters in Canada
TSX Group aggregate market cap in excess of US$1.8 trillion
Over US$1.3 trillion traded
Global Distribution of Listed Companies
The TSX Group Listed Companies
Overview
Source: World Federation of Exchanges and TSX Group
TSX Group
3,902
Mining
34%
Energy
12%
Diversified Industries
10%
Technology
9%
Healthcare
4%
Real Estate
3%
Other
28%
As of August 2007 (44,880 companies)

Equity Value Raised
$35
$30
$25
$20
$15
$10
$5
2002
2003
2004
2005
2006
2007
Healthcare
Technology
Business Trusts
REITs
Mining
Oil & Gas
Diversified

12

The TSX Opportunity – Equity Financings
Total Equity Value Raised
Source: FPInfomart.  Year to date as of September 2007
$17.4
$24.7
$30.9
$26.2
$27.6
$21.7
Year
(US$ in billions)
YTD
Energy and Mining are global industries that must be covered globally with the majority of these Companies listed in Canada
Energy and Mining industry has the characteristics of supporting new companies, ventures and ideas
Global economy drives demand for natural resources
Over $3.0 billion in Canadian domestic Investment Banking fees paid in last 12 months

Westwind Investment Banking Revenue By Sector
$78.8 million
IB Revenue Breakdown by Industry
18 Months between 2006 – June 2007
Note:    Financials are unaudited. Currency converted at .96 USD/CAD.
IB Revenue Breakdown by Industry
Sector                    2006       6 Months 6/30/07
10.3%
10.6%
Special Sits.
0.6%
2.0%
Real Estate
1.1%
5.2%
Healthcare
3.6%
4.4%
Tech/Media/
Comms.
29.5%
52.0%
Energy
55.0%
25.7%
Mining
Energy
40.8%
Mining
40.3%
Healthcare
3.1%
Technology, Media
& Communications
4.0%
Special Situations
10.4%
Real Estate
1.3%

Industry	Analysts	Companies Under Coverage
Energy	4	53
Mining	4	34
Technology, Media & Communications	3	19
Special Situations	2	10
Real Estate	1	6
ALL INDUSTRIES	**14**	**122**

Thomas Weisel Partners
14

Westwind Research Coverage
Westwind Research Universe
Note:  As of September 28, 2007.
Analyst Overview
Energy
43.4%
Mining
27.9%
Technology, Media
& Communications
15.6%
Special Situations
8.2%
Real Estate
4.9%

15
Combined Geographic Footprint
Location                                Employees             Opened
San Francisco (HQ)      346 1999
New York                                   1661999
Mumbai                                        76    2006
Boston                                          36    1999
Palo Alto                                     14    2001
London                                         12    2007
Zurich (in formation)      10   2007
Portland                                      7        2006
Chicago                                       2       2007
Cleveland                                  1       2007
Baltimore                                   1       2007
TWP Offices
Westwind Offices
Location                                Employees             Opened
Toronto (HQ)                        73    2002
Calgary                                        16    2004
London                                         16    2005
Montreal                                     3        2005
Note:  As of September 28, 2007.
Total Westwind Employees - 108
Total TWP Employees - 671
Total Combined Employees - 779

Pro Forma Investment Banking Revenue By Sector
Current TWP Sector Mix
Pro Forma
Investment Banking Revenue Breakdown by Industry – 2007 YTD (as of June 30)
$68.9 million
$106.2 million
Technology,
Media &
Communications
43.6%
Technology,
Media &
Communications
62.6%
Note:    Financials are unaudited.
Mining
22.3%
Energy
9.5%
Consumer
9.7%
Healthcare
14.9%
Healthcare
22.3%
Consumer
15.2%

CAGR: 38%

CAGR: 32%

CAGR: 34%

Thomas Weisel Partners
17

Pro Forma Investment Banking Revenue Overview
Westwind
TWP Consensus Street Estimate (1)
Combined Company
(1)  TWP 2007E and 2008E based on current Wall Street analysts’ consensus.  Westwind banking estimates based on internal Westwind estimates.
(US$ in millions)
(US$ in millions)
$107.0
$165.7
$257.5
$206.7
$0
$50
$100
$150
$200
$250
$300
2005A
2006A
2007E
2008E
$75.3
$124.1
$174.5
$136.7
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
2005A
2006A
2007E
2008E
$31.7
$41.6
$83.0
$70.0
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
2005A
2006A
2007E
2008E

Pro Forma Research Universe
616 Companies Under Coverage
738 Companies Under Coverage
TWP Current Research Universe
Pro Forma Research Universe
Technology,
Media &
Communications
45.6%
Technology,
Media &
Communications
40.8%
Note:  As of September 28, 2007.
Resources account for 14% of the Russell 2000 Growth and 14% of the S&P 500
Healthcare
20.2%
Other
2.2%
Mining
4.6%
Consumer
15.6%
Industrial
Growth
6.6%
Energy
10.0%
Healthcare
23.3%
Consumer
18.0%
Industrial
Growth
11.4%
Energy
3.3%

Rank	Bank	Companies Under Coverage	Analysts	Companies Covered per Analyst
1	Jefferies	856	65	13
2	**Thomas Weisel Partners**	**738**	**56**	**13**
3	Canaccord	601	61	10
4	Piper Jaffray	599	41	15
5	Friedman, Billings, & Ramsey	559	46	12
6	Robert W. Baird	485	32	15
7	Cowen	421	36	12
8	Keefe Bruyette & Woods	405	37	11
9	Oppenheimer	373	28	13
10	Needham	368	26	14
11	William Blair	357	29	12
12	Fox-Pitt, Kelton	355	44	8
13	FTN Midwest Securities	353	28	13
14	Cormark Securities	303	22	14
15	Morgan Keegan	292	21	14
16	GMP Securities	285	22	13
17	JMP Securities	246	17	14
18	ThinkEquity Partners	244	23	11
19	Dundee Securities	238	22	11
20	Paradigm Capital	232	18	13
21	Stanford Group	216	21	10
22	Susquehanna Financial	208	17	12
23	Roth Capital Partners	195	27	7
24	Pacific Crest Securities	193	17	11

Thomas Weisel Partners
Experts in Growth
19

Pro Forma Research Universe
Growth Focused Institutional Firms Research Rankings
Note:  As of September 28, 2007.  TWP results are pro forma for Westwind.   Results are for North American coverage only.

Pro Forma Diversified Revenue Mix
TWP
Westwind
Pro Forma
Net Revenue Breakdown by Segment – 6 months as of June 30, 2007
$46.1 million
$148.4 million
$194.5 million
Note:  Financials are unaudited.  Based on 2007 YTD as of June 30. Currency converted at .96 USD/CAD.
(1)  Includes Asset Management Revenue and Net Interest Income.
Investment
Banking
$106.2MM;
55%
Brokerage
$62.9MM;
32%
Other (1)
$5.5MM;
3%
Asset Management
$20.0MM;
10%
Brokerage
$55.1MM;
37%
Investment
Banking
$68.9MM;
46%
Other (1)
$4.5MM;
3%
Asset Management
$20.0MM;
14%
Investment
Banking
$37.3MM;
82%
Institutional
Brokerage
$7.8MM;
17%
Other
$1.0MM;
1%

Integration Strategy
The businesses will be integrated as soon as practicable
The two organizations have a strong cultural fit and a shared vision for helping entrepreneurs fund and grow their businesses
We will integrate the businesses along functional groups in order to best realize the revenue opportunities available to the combined firm
We believe that a uniform brand makes the most sense – Thomas Weisel Partners
Banking
Research
Sales
Trading
One practice,
organized along
industry sectors
Energy and
Mining will be run
out of Canada
Existing TWP
sectors report to
current Co-
Directors of
Banking
One branded
product
Reports to Head
of Research
Synergies on
brokerage side
Separate sales
force “tag
teaming”
accounts to drive
incremental
revenue
Partnership
approach
Reporting to
Head of Sales
One consolidated
book
Reports to Head
of Trading

Street Consensus	Additional Westwind		Pro Forma		$ Accretion	
2007E - Net Revenue	$293.3	**$85.0**	**- $90.0**	$378.3	- $383.3		
2007E - Non-GAAP EPS	$0.88			$1.06	- $1.10	**$0.17**	**- $0.21**
2008E - Net Revenue	$346.1	**$100.0**	**- $110.0**	$446.1	- $456.1		
2008E - Non-GAAP EPS	$1.16			$1.33	- $1.41	**$0.17**	**- $0.25**

Future Outlook and Opportunities for Enhanced Growth
Financial and Strategic Outlook
(1)
2007E and 2008E current Street Consensus represent the consensus net revenue and Non-GAAP EPS estimates of Wall Street analysts for TWPG.  Non-GAAP EPS figures based on fully diluted shares outstanding.  Non-GAAP reconciliation calculation found on slide 24.
(2)
Westwind Net Revenue estimates based on internal Westwind estimates.
(3)
Pro forma includes transaction adjustments for lost interest income on cash used in the transaction, additional incremental operating  costs and a common compensation ratio.
(US$ in millions, except per share data)
(1)
(2)
(3)

Future Growth Opportunities
Future Growth Opportunities
Westwind’s core clients benefit from TWP’s bulge bracket execution capabilities
Presence in UK will expand TWP’s reach
Cross Border M&A
TWP’s brand and US distribution to help lead to higher banking market share in Consumer, Healthcare, Technology, Media and
Telecom
Expand Westwind’s Banking
Practice in Canada
Immediate scale to existing TWP business in banking
Utilize Westwind’s experience regarding AIM-listed companies and the re-listing of international companies strategy on the TSX
European Expansion
Leverage Westwind’s global view of alternative and renewable energy to build out existing TWP alternative energy practice
Alternative Energy Opportunity
Potential to open offices in the US, expand research and banking to
US energy opportunity
US Opportunity
Broader research coverage leading to more votes with key accounts
Sell US research to Canadian accounts/ Canadian research to US accounts
Increase Westwind’s trading revenue
Increase Brokerage Revenue while
Leveraging Current Cost Base

2007E Pro Forma			2008E		
	Low		High	Low		High
Additional (loss) Non-GAAP Diluted EPS	**$0.17**	**-**	**$0.21**	**$0.17**	**-**	**$0.25**
Non-GAAP to GAAP Adjustments						
Amortization of Transaction Intangibles, per share (A)	0.25		0.25	0.23		0.23
One-time Expense, per share (B)	0.01		0.01	0.01		0.01
Non-GAAP Adjustment to IPO Award Expense (C)	(0.03)		(0.03)	(0.03)		(0.03)
Additional (loss) GAAP Diluted EPS	**$ (0.05)**	**-**	**$ (0.01)**	**$ (0.04)**	**-**	**$ 0.04**

Thomas Weisel Partners
Experts in Growth

Pro Forma Reconciliation
Note:     As TWP does not issue guidance, accretion per share was derived using current Wall Street analysts’ consensus “Non-GAAP” estimates as derived from First Call as of Sept 28, 2007.  These non-GAAP diluted earnings per share amounts exclude expected transaction-related expense of (i) $0.23 -
$0.25 per diluted share of tax-affected amortization of intangibles and (ii) $0.01 per diluted share of tax-affected one-time charges.  In addition, because we have historically excluded our IPO award expense from our non-GAAP diluted earnings per share, the non-GAAP diluted earnings per share amounts have also been adjusted upwards by $0.03 in order to account for the effect of the issuance of additional shares as transaction consideration.
A.
Assumes 40% of purchase price is allocated to transaction intangibles ($50.1 million), including transaction related expenses of which 80% is amortized over the first 3 years and the remaining 20% is amortized over the following 5 years.  Numbers in table are net of taxes.
B.
Assumes $1.0 million in one-time restructuring charges related to integration amortized over 3 years. Numbers in table are net of taxes.
C.
The non-GAAP diluted earnings per share amounts are adjusted upwards by $0.03 in order to account for the effect of the issuance of additional shares as transaction consideration.
Non-GAAP Diluted Earnings Reconciliation
(US$ in millions, except per share data)

Capitalization Summary

	TWP 06/30/07	Pro Forma
Cash & Equivalents	$179.0	$161.0
Goodwill	0.0	75.3
Transaction Intangibles	0.0	50.2
Common Equity	284.1	386.8

Thomas Weisel Partners
Experts in Growth

Pro Forma 6/30/07 Balance Sheet
Pro Forma Capitalization Analysis
(US$ in millions)
Note:  Financials are unaudited.
(1)
Adjusted for minimum capital agreed to by Westwind and the cash portion of purchase price of $45.0 million.
(2)
Assumes $23.8 million in book value at close.
(1)
(2)

The contents of this filing and the documents attached hereto contain forward-looking statements that are subject to known and unknown risks, uncertainties and other factors which may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various factors and were derived utilizing numerous assumptions and other factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, Thomas Weisel Partners Group, Inc.’s (“TWPG’s”) and Westwind Capital Corporation’s (“Westwind’s”) ability to complete the transaction in a timely manner or at all, implement their strategic initiatives and achieve the expected benefits of the transaction, integrate their operations and retain their professionals, as well as competitive, economic, political, and market conditions and fluctuations, government and industry regulation, other risks relating to the transaction, including the effect of the announcement of the transaction on the companies’ business relationships, operating results and business generally and other factors, including those that are described under the caption “Risk Factors” in TWPG's Annual Report on Form 10-K for the year ended December 31, 2006 and other periodic reports filed by TWPG with the SEC thereafter (“Exchange Act Reports”). Most of these factors are difficult to predict accurately and are generally beyond TWPG’s or Westwind’s control. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein and readers are cautioned not to place undue reliance on forward-looking statements. For any forward-looking statements contained herein, TWPG claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. TWPG does not assume any obligation to update the information contained herein in the future.

In connection with the proposed transaction, Thomas Weisel Partners will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF THOMAS WEISEL PARTNERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available (i) by calling Investor Relations at 415-364-2500, (ii) by going to the Investor Relations section of www.tweisel.com or (iii) by mailing a request to Thomas Weisel Partners, Investor Relations, One Montgomery Street, San Francisco, CA 94104. In addition, documents filed with the SEC by Thomas Weisel Partners are available free of charge at the SEC’s web site at www.sec.gov.

Thomas Weisel Partners and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Thomas Weisel Partners in connection with the proposed transaction. Information regarding Thomas Weisel Partners’ directors and executive officers is available in Thomas Weisel Partners’ Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 16, 2007, and its proxy statement for its 2007 Annual Meeting of Shareholders, which was filed with the SEC on April 12, 2007. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Thomas Weisel Partners as described above. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.